EXHIBIT 10.15(b)


                              As of March 28, 1997



Mr. James K. Murray, III
HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida  33607

      Re:   HEALTHPLAN SERVICES CORPORATION CREDIT FACILITY

Dear Jack:

      Reference is made to the Credit Agreement dated as of May 17, 1996 (as amended by the First Amendment thereto dated July 1, 1996 (the "First Amendment"), and as amended by the Second Amendment thereto dated September 26, 1996 (the "Second Amendment"), and as may be further amended, restated or otherwise modified, the "Credit Agreement"), by and among HealthPlan Services Corporation (the "Borrower"), the Lenders party to such Credit Agreement, and First Union National Bank of North Carolina, as Agent for the Lenders. Capitalized terms used and not defined herein shall have the meaning given thereto in the Credit Agreement.

      Pursuant to this letter (the "Letter Agreement"), the Borrower and the Lenders hereby agree that the definition of "Acquisition Restructuring Charge", as inserted in the Credit Agreement by the Second Amendment, is hereby revised by deleting the proviso contained in such definition. In addition, EXHIBIT I attached to the Second Amendment and referred to in such definition of "Acquisition Restructuring Charge" is hereby replaced by substituting EXHIBIT I attached hereto in lieu thereof.

      Except as expressly modified herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Letter Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

      By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

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      The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Letter Agreement, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

      This Letter Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

      This Letter Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed as of the date and year first above written.

                                   Sincerely,

                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA, as Agent and Lender

                                    By: /s/GAIL M. GOLIGHTLY
                                    -----------------------------
                                    Name:  Gail M. Golightly
                                    Title:  Senior Vice President


                                    BARNETT BANK, N.A.,
                                    (as successor by merger to Barnett
                                    Bank of Tampa, a State Bank), as
                                    Lender

                                    By: /s/KIMBERLY A. BRUCE
                                    ------------------------
                                    Name:  Kimberly A. Bruce
                                    Title: Vice President


                                    FLEET BANK, N.A., as Lender

                                    By: /s/MARK A. SIEGEL
                                    -------------------------------
                                    Name:  Mark A. Siegel
                                    Title: Assistant Vice President

                                    NATIONSBANK, N.A. (SOUTH), as
                                     Lender

                                    By: /s/TOMMY ADAIR
                                    ---------------------
                                    Name:  Tommy Adair
                                    Title: Vice President


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION, as Lender

                                    By: /s/MARTIN D. GAWEL
                                    ----------------------
                                    Name:  Martin D. Gawel
                                    Title: Vice President


                                    SUNTRUST BANK, TAMPA BAY, as Lender

                                    By: /s/RONALD K. RUEVE
                                    ----------------------
                                    Name:  Ronald K. Rueve
                                    Title: Vice President


                                    THE FIFTH THIRD BANK
                                    OF COLUMBUS, as Lender

                                    By: /s/CHARLES D. HALE
                                    ----------------------
                                    Name:  Charles D. Hale
                                    Title:  Vice President


ACCEPTED AND AGREED TO:

HEALTHPLAN SERVICES CORPORATION

By: /s/JAMES K. MURRAY III
--------------------------
Name:  James K. Murray III
Title: Executive Vice President
       and Chief Financial Officer